UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015 (July 2, 2015)

Health Net, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Health Net, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to its Rights Agreement, dated as of July 27, 2006, between the Company and Wells Fargo Bank, N.A. as Rights Agent (the “Rights Agreement”). The Amendment was entered into as of July 2, 2015 by the Company and Wells Fargo Bank, N. A, as Rights Agent. Unless otherwise noted, capitalized terms used but not defined herein shall have the meaning assigned thereto in the Rights Agreement.

The Amendment was authorized by the Board of Directors of the Company in connection with the (i) Agreement and Plan of Merger, dated as of July 2, 2015 (the “Merger Agreement”), by and among the Company and Centene Corporation, a Delaware corporation (“Centene”), Chopin Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of Centene, and Chopin Merger Sub II, Inc., a Delaware corporation and wholly owned direct subsidiary of Centene, and (ii) Voting Agreement, dated as of July 2, 2015, between Jay M. Gellert and Centene (the “Voting Agreement”).

The Amendment provides, among other things, that (i) no person shall be or become an Acquiring Person, nor shall a “Stock Acquisition Date,” “Triggering Event,” “Section 11(a)(ii) Event,” “Section 13 Event” or a “Distribution Date” occur or be deemed to have occurred, solely by reason of the public announcement, public disclosure, execution or delivery of the Merger Agreement or the Voting Agreement, the performance by the parties to the Merger Agreement or the Voting Agreement of their respective obligations thereunder, or the consummation, prior to the termination of the Merger Agreement, of the transactions contemplated by the Merger Agreement or the Voting Agreement, (ii) the Final Expiration Date of the Rights shall occur on the earlier of the time immediately prior to the Effective Time (as defined in the Merger Agreement) or the close of business on July 31, 2016, and (iii) the Rights provided for by the Rights Agreement will terminate, and will no longer be exercisable, and any rights to exercise the Rights will terminate and be void and of no further force or effect, immediately prior to the Effective Time (as defined in the Merger Agreement).

The Rights Agreement, including the form of the Rights Certificate, is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2006 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated as of July 2, 2015, between Health Net, Inc. and Wells Fargo Bank, N.A., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2015

HEALTH NET, INC.

By:	/s/ James E. Woys
	Name:	James E. Woys
	Title:	Executive Vice President, Chief Financial and Operating Officer and Interim Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated as of July 2, 2015, between Health Net, Inc. and Wells Fargo Bank, N.A., as Rights Agent.